SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  January 26, 2007

CORONADO INDUSTRIES, INC.
(Exact name of registrant as specified in Charter)

Nevada	33-33042-NY	22-3161629
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

16857 E. Saguaro Blvd., Fountain Hills, Arizona 85268

(Address of principal executive offices, including zip code)

(480) 837-6810

(Registrant’s telephone number)

Section 1.	Registrant’s Business and Operations.

Item 1.01	Entry into a Material Agreement.

On January 26, 2007, Coronado Industries, Inc. (the “Registrant” or “Company”), and G. Richard Smith, an individual residing in Arizona, entered into an Asset Sales Agreement (the “ASA”) dated as of January 24, 2007, pursuant to which the Registrant agreed to sell and Mr. Smith agreed to purchase substantially all of the Registrant’s assets, including but not limited to, one hundred percent (100%) of the outstanding common stock of each of the Registrant’s subsidiaries, as well as all of the Registrant’s furniture, fixtures, inventory, and office equipment and all other personal property owned by the Registrant (collectively the “Assets”). The purchase price for the Assets sold by the Registrant to Mr. Smith pursuant to the ASA is $300,000 in cash (the “Purchase Price”). The Purchase Price is to be paid upon the closing of the transaction memorialized in the ASA. Pursuant to the terms of the ASA, Mr. Smith also agreed, under certain conditions, to assume certain liabilities of the Registrant if they remain unpaid subsequent to the closing of the sale of the Assets. A copy of a form of the ASA is attached hereto as Exhibit 2.1 to this Report.

On January 24, 2007, the sale of the Assets by the Registrant and the terms of the ASA were approved by a unanimous vote of the board of directors of the Registrant and a majority vote of the common shareholders of the Registrant through the execution of director and shareholder consents. The execution of the ASA by the Registrant is part of a planned reorganization of the Registrant, a possible change in the operations of the Registrant and is part of a planned series of transactions that would result in a change of control of the Registrant. Such change of control transaction is described in greater detail in Item 5.01 of this Current Report.

Prior to January 26, 2007, Mr. Smith was Chairman of the Registrant’s board of directors and was the Registrant’s corporate secretary. On January 26, 2007, Mr. Smith resigned from all his director and officer positions.

Section 2.	Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 26, 2007 (the “ASA Closing Date”), the Registrant closed the asset sale transaction (the “Asset Sale”) pursuant to the Asset Sales Agreement dated as of January 26, 2007, by and between the Registrant and G. Richard Smith (the “ASA”) whereby the Registrant sold substantially all of the assets of the Registrant to Mr. Smith for a total purchase price on the ASA Closing Date of $300,000 (the “Purchase Price”) and the assumption of certain liabilities. Any capitalized terms not defined herein have the meaning defined in the Asset Sales Agreement.

Assets Purchased

On the ASA Closing Date the Registrant sold substantially all of its rights, title and interest in the assets and properties of the Registrant used or held for use in connection with its business, including but not limited to, one hundred percent (100%) of the outstanding common stock of each of the Registrant’s subsidiaries, as well as all of the Registrant’s furniture, fixtures, inventory, and office equipment and all other personal property owned by the Registrant (collectively the “Assets”).

Liabilities Assumed

Upon receipt of the Purchase Price, the Registrant agreed, pursuant to the terms of the ASA, to immediately commence using the Purchase Price to pay certain of the Registrant’s outstanding debts and accounts payable. Under the terms of the ASA, Mr. Smith assumed certain of the existing debts and liabilities of the Registrant and its subsidiaries that existed on the date of execution of the ASA, which remain unpaid after the Purchase Price and an additional $200,000 has been paid out by the Registrant on such outstanding debts and liabilities.

Purchase Price

On the ASA Closing Date, the Purchase Price of $300,000 in cash was paid by Mr. Smith to the Registrant as consideration for the sale and transfer of the Assets. The board of directors of the Registrant determined that the Purchase Price for the Assets was fair to the shareholders of the Registrant based on the recent market prices of the Registrant’s common stock and the past performance of the Company. The closing of the ASA by the Registrant is part of a planned reorganization of the Registrant, a possible change in the operations of the Registrant and is part of a planned series of transactions that would result in a change of control of the Registrant. Such change of control transaction is described in greater detail in Item 5.01 of this Current Report.

Material Relationship

Prior to January 26, 2007, Mr. Smith was Chairman of the Registrant’s board of directors and was the Registrant’s corporate secretary. On January 26, 2007, Mr. Smith resigned from all his director and officer positions. On January 24, 2007, the sale of the Assets by the Registrant and the terms of the ASA were approved by a unanimous vote of the board of directors of the Registrant and a majority vote of the common shareholders of the Registrant through the execution of director and shareholder consents.

The foregoing description of the ASA is not intended to be complete and is qualified in its entirety by the complete text of the agreement, the form of which is attached as Exhibit 2.1 to this Report.

Section 3.	Securities and Trading Periods

Reverse Split of Registrant’s Common Stock

On January 19, 2007, the board of directors and a majority of the common shareholders of the Registrant approved a one-for-one-hundred (1:100) reverse split of the Registrant’s outstanding common stock (the “Reverse Stock Split”). The Reverse Stock Split shall become effective on February 5, 2007, and shall be applicable to all the common stock of the Registrant outstanding on that date. On February 5, 2007, the Registrant had 293,982,243 shares of common stock issued and outstanding. On February 5, 2007, after giving effect to the Reverse Stock Split, the Registrant had approximately 2,939,900 shares of common stock issued and outstanding.

The Registrant shall not issue fractional shares of common stock. If a shareholder would be entitled to receive a fractional share as a result of the Reverse Stock Split, the Registrant shall round that fractional share up to the nearest whole share, and such shareholder will be issued that additional whole share. Furthermore, the common shareholders of the Registrant shall not be required to return or exchange their existing stock certificates in order for the Reverse Stock Split to be effective for their shares.

In connection with the effectuation of the Reverse Stock Split, the Registrant has applied for and received a new trading symbol and CUSIP number for its common stock. Beginning at the opening of trading on February 5, 2007, shares of the Registrant’s common stock shall trade on the OTC Bulletin Board under the symbol “CNDI” and the CUSIP number for such shares shall be 219 784 402.

The Registrant’s Articles of Incorporation authorize the issuance of 400,000,000 shares of $.001 par value per share common stock and 50,000,000 shares of $.001 par value per share preferred stock. The implementation of the Reverse Stock Split shall not affect the number of shares of common or preferred stock that are authorized by the Registrant’s Articles of Incorporation. There are currently no shares of the Registrant’s preferred stock issued and outstanding.

Item 3.02	Unregistered Sales of Equity Securities.

On February 6, 2007, the Registrant completed the sale of 47,000,000 shares of its post-Reverse Stock Split Common Stock to Ms. Karen Sandhu in a private transaction with gross proceeds to the Registrant from the sale equaling $200,000 (the “Offering”). Ms. Sandhu is an accredited investor (as defined in Rule 501 of Regulation D). The purchase price of the Offering shares was paid in cash. The shares of Common Stock issued in the Offering are restricted shares and were issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder and Registrant affixed appropriate legends to the stock certificates issued in the Offering. The shares issued in the Offering are subject to Rule 144 under the Securities Act and therefore generally cannot be resold for a period of twelve months from the date of purchase. No general solicitations were made in connection with the Offering, and prior to making any offer or sale, the Registrant had reasonable grounds to believe and believed that Ms. Sandhu was capable of evaluating the merits and risks of the investment and was able to bear the economic risk of the investment.

Use of Proceeds

The net proceeds from the Offering were $200,000. The Registrant will use the net proceeds from the Offering to fund its general operations and to pay outstanding debts and liabilities of the Registrant.

Section 5.	Corporate Governance and Management

Item 5.01	Changes in Control.

Acquisition of Common Stock by Mr. Marco Gutierrez

Pursuant to the terms of a Stock Purchase Agreement dated as of January 26, 2007, by and between Mr. Marco Gutierrez, Mr. G. Richard Smith, Mr. Gary R. Smith and Mr. John LiVecchi (the “SPA”), Mr. Gutierrez agreed to purchase a total of 160,994,722 shares (the “Shares”) of pre-Reverse Stock Split common stock of the Registrant from Messrs. Smith, Smith and LiVecchi (the “Sellers”) for an aggregate purchase price of $100,000. The transactions memorialized in the SPA closed on February 2, 2007, through the payment by Mr. Gutierrez of the aggregate purchase price to the Sellers and the transfer of the Shares by the Sellers to Mr. Gutierrez. In connection with the closing of the APA, the Sellers agreed to return all of the employee stock options held by them to the Registrant for cancellation. Upon the closing of the SPA, the forfeiture and cancellation of all of the outstanding stock options held by the Sellers became effective.

On February 5, 2007, the Registrant had 293,982,243 shares of pre-Reverse Stock Split shares of common stock outstanding (equivalent to 2,939,900 post-Reverse Stock Split shares). As a result of the closing of the transactions memorialized in the APA, Mr. Gutierrez currently owns 160,994,722 shares of our pre-Reverse Stock Split common stock (equivalent to 1,609,948 post-Reverse Stock Split shares). Therefore, as of February 5, 2007, Mr. Gutierrez owned 54.8% of the outstanding common stock of the Registrant. On January 26, 2007, Mr. Gutierrez was appointed to the Registrant’s Board of Directors to fill a vacancy thereon that had been created by the resignation of a prior board member.

The transaction referred to above did not involve an underwriter or placement agent and there were no underwriter’s discounts or commissions, or placement agent fees or commissions, paid in connection with the transaction. Mr. Gutierrez is an accredited investor, as defined by Rule 501 of Regulation D, and has the business and financial knowledge to analyze the risks associated with an investment in our common stock. Mr. Gutierrez purchased the Shares for investment purposes, intends to hold the stock and did not purchase the Shares with a view towards re-selling them. The Shares are restricted shares and any sale of shares by Mr. Gutierrez in the future must be under an effective registration statement or pursuant to a valid exemption from such registration.

Unregistered Sale of Equity Securities

On February 6, 2007, the Registrant completed the Offering, as described in Item 3.02 above. As a result of the issuance of the 47,000,000 shares of post-Reverse Stock Split Common Stock to Ms. Karen Sandhu in the Offering, as of February 6, 2007, Ms. Sandhu owned 94.1% of the issued and outstanding Common Stock of the Registrant.

Security Ownership Of Certain Beneficial Owners And Management.

The following table sets forth as of February 6, 2007, certain information regarding the beneficial ownership(1) of our common stock by (i) each person who is known by us to own 5% or more of our common stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. All share ownership and percentage numbers shown in the following table are presented on a post-Reverse Stock Split basis. Unless otherwise stated, all address of the persons listed below are the principal office of the Registrant.

		Number of	Percent
Name and Address	Company Position	Shares Owned	of Class(2)

Mr. Peter Gelb	CEO, President, Treasurer and Director	0	0.0%
Mr. Marco Gutierrez (3)	Director	1,609,948	3.2%
Ms. Karen Sandhu (4)		47,000,000	94.1%
G. Richard Smith (5)		0	0.0%
Gary R. Smith (6)		0	0.0%
John LiVecchi (7)		0	0.0%
All directors and executive officers as a group (2 persons)		1,609,948	3.2%

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2)	After giving effect to the Reverse Stock Split and the closing of the Offering, the Registrant had approximately 49,939,900 shares of Common Stock outstanding as of February 6, 2007.
(3)	Mr. Gutierrez’s address is 700 North Courtnay Pkwy., #409, Merritt Island, FL 32953.
(4)	Ms. Sandhu’s address is 43111 University Place, Miami, FL 33146.
(5)	G. Richard Smith was a former officer and director of the Registrant who resigned from his positions with the Registrant on January 26, 2007.
(6)	Gary R. Smith was a former officer and director of the Registrant who resigned from his positions with the Registrant on January 26, 2007.
(7)	John LiVecchi was a former officer and director of the Registrant who resigned from his positions with the Registrant in December 2006.

Item 5.02	Departure and Appointment of Directors and Principal Officers.

Directors

On January 26, 2007, the Board of Directors of the Registrant appointed Mr. Peter Gelb to serve as a director of the Registrant to fill a vacancy on the Board of Directors that was created by the prior resignation of Dr. John T. LiVecchi.

On January 26, 2007, the Board of Directors of the Registrant appointed Mr. Marco Gutierrez to serve as a director of the Registrant to fill a vacancy on the Board of Directors that was created by the prior resignation of Mr. Gary R. Smith.

On January 26, 2007, Mr. G. Richard Smith and Mr. Mark R. Smith resigned from the Board of Directors of the Registrant and from all executive officer positions held by them with the Registrant.

The Board of Directors of the Registrant currently consists of two members, Mr. Peter Gelb and Mr. Marco Gutierrez. The full Board of Directors of the Registrant consists of five seats. Currently, three seats of the Registrant’s Board of Directors are vacant.

Principal Officers

On January 26, 2007, Mr. Peter Gelb was appointed to serve as the Chief Executive Officer, President, Chief Accounting Officer and Treasurer of the Registrant.

Mr. Gelb has extensive experience in the financial services industry. During the past ten years, Mr. Gelb has worked in the capital markets, debt financing, equity financing, and private investment areas of that industry. From 2006 to the present, Mr. Gelb has been a Managing Director of Copper Beech Equity Partners LLC, a boutique investment banking firm located in New York City. From 2004 to 2006, Mr. Gelb was a Managing Director of First Wall Street Capital. From 2001 to 2004, Mr. Gelb was a Senior Vice-President at Deutsche Financial Services and from 1996 to 2001, Mr. Gelb was a Senior Vice-President at US Capital Markets. A former CPA, Mr. Gelb received his BS degree from the Wharton Business School and an MBA from Columbia University. Mr. Gelb is not a member of any other boards of directors.

On January 26, 2007, Mr. Marco Gutierrez was appointed to serve as the Secretary of the Registrant.

No director, executive officer, promoter or control person of the Registrant has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the “Commission”) or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated. There are no family relationships among any directors and executive officers of the Registrant

Section 9.	Financial Statement and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(b)(1)	Pro-Forma Financial Information.

UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED FINANCIAL STATEMENTS

On January 26, 2007, Coronado Industries, Inc. (the “Registrant” or the “Company”), and G. Richard Smith, the former CEO and chairman of the board, entered into an Asset Sales Agreement (the “ASA”) dated as of January 26, 2007, pursuant to which the Registrant agreed to sell and Mr. Smith agreed to purchase all of the Registrant’s assets, including but not limited to, one hundred percent (100%) of the outstanding common stock of each of the Registrant’s subsidiaries, as well as all of the Registrant’s furniture, fixtures, inventory, and office equipment and all other personal property owned by the Registrant (collectively the “Assets”). The purchase price for the Assets sold by the Registrant to Mr. Smith pursuant to the ASA is $300,000 in cash (the “Purchase Price”). The Purchase Price was paid upon the closing of the transaction. Pursuant to the terms of the ASA, Mr. Smith also agreed, to assume certain liabilities of the Registrant if they remain unpaid subsequent to the closing of the sale of the Assets. The remaining asset of Coronado is the marketing agreement to sell and distribute its products in Europe. In addition, the Company received $200,000 in exchange for the sale of 47 million shares of restricted common stock post split.

This unaudited pro forma information should be read in conjunction with the consolidated financial statements of the Company included in our annual report filed on Form 10-KSB for the year ended December 31, 2005 and our quarterly report filed on Form 10-QSB for the nine months ended September 30, 2006.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared in accordance with accounting principles generally accepted in the United States of America to give effect to the January 26, 2007 sale of assets as if the transaction occurred on January 1, 2005. Pro forma adjustments include gain on sale, reduction of operation expenses related to the research and development and manufacturing of the assets sold, changes to weighted average shares and reduction in compensation to officers.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2005, has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the January 26, 2007 sale of assets as if the transaction occurred on January 1, 2005. Pro forma adjustments include gain on sale, reduction of operation expenses related to the research and development and manufacturing of the assets sold, changes to weighted average shares and reduction in compensation to officers.

The following unaudited pro forma balance sheet has been prepared in accordance with accounting principles generally accepted in the United States of America, which gives effect to the sale of the subsidiaries American Glaucoma, Inc., Ophthmalmic International, Inc., American Glaucoma - Florida, Inc., and Ophthalmic International, LLC, (collectively the “Acquired Businesses” or the “Subsidiaries”), and the financing raised in connection with the acquisition, as if the acquisition and financing occurred on September 30, 2006, and combines the consolidated balance sheet of the Company as of September 30, 2005, which is included in the Company’s Form 10-QSB as of September 30, 2005. Under the terms of the sale agreement, the Company will recognize a gain on the sale. As more fully, described in the notes to the pro forma consolidated condensed financial statements, a preliminary allocation of the excess of the purchase price, over the fair value of the net assets has been recorded as gain on sale. At this time, the work needed to provide the basis for estimating these fair values of the net assets has not been completed. As a result, the final allocation of the excess of purchase price over the fair value of the net assets sold could differ materially. Accordingly, a change in the fair value of the net assets sold could have an impact on the amount of gain recognized.

The unaudited pro forma financial statements give effect to a 100 to 1 reverse stock split for all periods presented.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the assets of the Acquired Businesses been consummated as of the dates specified above.

Coronado Industries
Pro Forma Consolidated Condensed Balance Sheet
September 30, 2006
(Unaudited )

	A	B
	Coronado Industries, Inc.	Sale of Assets	Financing		Pro forma
A S S E T S
CURRENT ASSETS
Cash and cash equivalents	$6,224	$(6,224)	$–	C	$–
Accounts receivable	15,833	(15,833)	–		–
Inventory	14,218	(14,218)	–		–
Employee advances	4,217	(4,217)	–		–
Prepaid expenses and other current assets	28,616	(28,616)	–		–

TOTAL CURRENT ASSETS	69,108	(69,108)	–		–

Property and equipment	6,600	(6,600)	–		–
Deposits	4,520	(4,520)	–		–
TOTAL ASSETS	$80,228	$(80,228)	$–		$–

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Notes payable	$50,000	$–	$–		$50,000
Notes payable to related parties	329,375	–	–		329,375
Accounts payable	116,783	(116,783)	–		–
Accrued salaries	343,758	(143,758)	(200,000)	C	–
Accrued interest	4,242	(4,242)	–		–
Accrued taxes	168,416	(168,416)	–		–
TOTAL CURRENT LIABILITIES	1,012,574	(433,199)	(200,000)		379,375

Commitments

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock - $0.0001 par value; 50,000,000 shares authorized; none issued or outstanding	–	–	169,521	C.1	169,521
Common stock - $0.001 par value; 400,000,000 shares authorized; 1,712,330 issued and outstanding at September 30, 2006	171,233	–	(169,521)	C.1	1,712
Additional paid-in capital	18,456,431	–	200,000	C	18,656,431
Accumulated deficit	(19,560,010)	352,971	–		(19,207,039)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(932,346)	352,971	200,000		(379,375)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$80,228	$(80,228)	$–		$–

Notes to the Pro Forma Consolidated Condensed Balance Sheet (unaudited)

A.	Information was derived from the September 30, 2006 10-Q.

B.	Represents the sale of all of the Company’s subsidiaries (excluding its marketing agreement for Europe) for $300,000. This cash amount was used to pay off certain accrued expenses.

C.	Represents the sale of 47 million shares post split for $200,000. The cash was assumed to pay off old payables.

C.1	Represents the adjustment necessary to adjust the par value for the 100 to 1 reverse split.

Coronado Industries, Inc.
Pro Forma Consolidated Condensed Statement of Operations
Period ended September 30, 2006
(Unaudited)

	A
	Nine Months Ended
	September 30, 2006		Pro forma AJE		Pro forma
REVENUE
Product revenue	$65,868		$–		$65,868
COST OF SALES
Cost of product revenues	43,620		(43,620)	H	–
GROSS PROFIT (LOSS)	22,248		43,620		65,868

General & Administrative Expenses
Salaries and wages	739,095		(739,095)	H	–
Salaries and option bonuses
– officers and directors	1,417,500		(1,342,500)	D,H	75,000
– consultants	203,550		(203,550)	H	–
– employees	75,150		(75,150)	H	–
Sales and marketing expense	362,676		(100,000)	H	262,676
Legal and professional fees	213,383		(100,000)	H	113,383
FDA expense	102,556		(102,556)	H	–
Rent expense	40,680		(22,680)	H	18,000
Miscellaneous expense	155,617		(135,000)	H	20,617
Total operating expenses	3,310,207		(2,820,531)		489,676

LOSS FROM OPERATIONS	(3,287,959)		2,864,151		(423,808)

OTHER INCOME (EXPENSE)					–
Gain on sale of assets	–		352,971	E	352,971
Interest expense	(64,320)		–		(64,320)
	(64,320)		352,971		288,651

NET LOSS	$(3,352,279)		$3,217,122		$(135,157)

Basic and diluted loss per share Pro forma	$(5.37)		–		$(0.00)

Basic and Diluted weighted average shares outstanding Pro forma	623,993	F	–		47,623,993	G

Notes to the Pro Forma Consolidated Statement of Operations (unaudited)

A.	Information was derived from the September 30, 2006 10-Q.

D.	Reflects the salary of the new CEO for nine months and elimination of salaries paid to previous CEO and board of directors.

E.	Reflects the gain on sale of the company subsidiaries to the former CEO.

F.	Reflects the effect of the 100 to 1 reverse stock split.

G.	Reflects the effect of the 100 to 1 reverse stock split and the issuance of 48 million shares.

H.	Represents expenses related to the sale of all of the Company’s subsidiaries (excluding its marketing agreement for Europe) for $300,000.

Coronado Industries, Inc.
Pro Forma Consolidated Condensed Statement of Operations
Year ended December 31, 2005
(Unaudited)

	A
	Coronado Industries, Inc.		Pro forma AJE		Pro forma
REVENUE
Product revenue	$109,330		$–		$109,330
COST OF SALES
Cost of product revenues	76,046		(76,046)	H	–
GROSS PROFIT	33,284		76,046		109,330

General & Administrative Expenses
Salaries and wages	1,416,919		(1,316,919)	D,H	100,000
Sales and marketing expense	162,678		–		162,678
Legal and professional fees	229,999		(100,000)	H	129,999
FDA expense	111,413		(111,413)	H	–
Rent expense	63,697		(39,697)	H	24,000
Miscellaneous expense	246,095		(220,000)	H	26,095
Total operating expenses	2,230,801		(1,788,029)		442,772

LOSS FROM OPERATIONS	(2,197,517)		1,864,075		(333,442)

OTHER INCOME (EXPENSE)
Extinguishment of debt	10,481		–		10,481
Gain on sale of assets	–		352,971	E	352,971
Interest expense	(71,143)		–		(71,143)
	(60,662)		352,971		292,309

NET LOSS	$(2,258,179)		$2,217,046		$(41,133)

Basic and diluted loss per share Pro forma	$(10.68)		–		$(0.00)

Basic and Diluted weighted average shares outstanding Pro forma	211,490	F	–		47,211,490	G

Notes to the Pro Forma Consolidated Statement of Operations (unaudited)

A.	Information was derived from the December 31, 2005 10-K.

D.	Reflects the salary of the new CEO for twelve months and elimination of salaries paid to previous CEO and board of directors.

E.	Reflects the gain on sale of the company subsidiaries to the former CEO.

F.	Reflects the effect of the 100 to 1 reverse stock split.

G.	Reflects the effect of the 100 to 1 reverse stock split and the issuance of 48 million shares.

H.	Represents expenses related to the sale of all of the Company’s subsidiaries (excluding its marketing agreement for Europe) for $300,000.

(c)	Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit	Description

2.1	Form of the Asset Sales Agreement dated as of January 26, 2007, by and between Coronado Industries, Inc., a Nevada corporation, and G. Richard Smith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Coronado Industries, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO INDUSTRIES, INC.

Date: February 12, 2007	By:	/s/ Peter Gelb

Peter Gelb President

EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit	Description

2.1	Form of the Asset Sales Agreement dated as of January 26, 2007, by and between Coronado Industries, Inc., a Nevada corporation, and G. Richard Smith.